UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NanoVibronix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

June 15, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc. to be held at 10:00 a.m., New York Time, on August 11, 2020, at 421 Seventh Avenue, Suite 501, New York, New York 10001. Please see the enclosed Notice of Annual Meeting of Stockholders for information regarding admission to the meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Brian Murphy by email at bmurphy@nanovibronix.com or phone at 914-233-3004 if you plan to attend the Annual Meeting prior to 5:00 p.m., New York time, on August 7, 2020, so that we can provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the Annual Meeting no later than 9:30 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the Annual Meeting. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about June 16, 2020, rather than a paper copy of the proxy statement, the proxy card and our 2019 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2019. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials. While as of the date of this proxy statement we are intending to hold the Annual Meeting in a physical format, as part of our precautions regarding COVID-19, we are planning for the possibility, if necessary, that we change the location of the Annual Meeting to hold a virtual meeting, which would allow for remote participation by stockholders at the Annual Meeting, as entry to the physical location of the Annual Meeting may be limited due to the requirements of applicable laws or orders restricting the size of public gatherings. If we take this step, we will announce the decision to do so as soon as practicable via a press release that will also be filed with the SEC as proxy material, as well as by posting details on our website at https://www.nanovibronix.com. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials. If we change the location of the Annual Meeting to hold a virtual meeting and you wish to vote your shares electronically at the virtual meeting, you will need to visit the link to be provided in our announcement announcing the change to the virtual meeting during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting, or if the Annual meeting is held in virtual format, via remote communication.

Sincerely,

/s/ Brian Murphy

Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.

525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 11, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc., a Delaware corporation, will be held on August 11, 2020, at 10:00 a.m. New York time, at 421 Seventh Avenue, Suite 501, New York, New York 10001. While as of the date of this notice we are intending to hold the Annual Meeting in a physical format, as part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility, if necessary, that we change the location of the Annual Meeting to hold a virtual meeting, which would allow for remote participation by stockholders at the Annual Meeting, as entry to the physical location of the Annual Meeting may be limited due to the requirements of applicable laws or orders restricting the size of public gatherings. If we take this step, we will announce the decision to do so as soon as practicable via a press release that will also be filed with the SEC as proxy material, as well as by posting details on our website at https://www.nanovibronix.com. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information.

We will consider and act on the following items of business at the Annual Meeting:

(1)

Election of six directors to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Brian Murphy, Christopher Fashek, Martin Goldstein, Harold Jacob, M.D., Michael Ferguson and Thomas R. Mika.

(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

(3)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends a vote FOR the six director nominees named above (Proposal 1); and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

The board of directors has fixed the close of business on June 12, 2020, as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting, either physically or electronically.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by Internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the Annual Meeting” beginning on page 1 of the proxy statement.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Annual Meeting. If we change the location of the Annual Meeting to hold a virtual meeting and you wish to vote your shares electronically at the virtual meeting, you will need to visit the link to be provided in our announcement the change to the virtual meeting during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

/s/ Brian Murphy

Brian Murphy
Chief Executive Officer and Director

June 15, 2020

NanoVibronix, Inc.

525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 11, 2020

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “the Company,” or “NanoVibronix” refer to NanoVibronix, Inc., a Delaware corporation, and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NanoVibronix, Inc. to be voted at the 2020 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on August 11, 2020, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This proxy statement and accompanying form of proxy are dated June 15, 2020, and are expected to be first sent, given or made available to stockholders on or about June 15, 2020.

The executive offices of the Company are located at, and the mailing address of the Company, is 525 Executive Blvd, Elmsford, NY 10523.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 11, 2020:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement, the proxy card and our 2019 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2019 available to stockholders electronically via the Internet at the following website: www.proxyvote.com. On or about June 16, 2020, we began to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about June 15, 2020, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

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What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about June 16, 2020, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)

Election of six directors to serve on the Company’s Board for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Brian Murphy, Christopher Fashek, Martin Goldstein, Harold Jacob, M.D., Michael Ferguson and Thomas R. Mika.

(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

(3)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please following the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 12, 2020 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 4,313,764 shares of common stock were issued and outstanding. On the Record Date, 2,993,142 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 343,530 votes on the proposals described in this proxy statement. On the Record Date, 1,715,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series E Preferred Stock as set forth in the certificate of designation for the Series E Preferred Stock, certain holders of Series E Preferred Stock are entitled to an aggregate of 26,940 votes on the proposals described in this proxy statement. See “What are the voting rights of the stockholders?” below.

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Who is entitled to vote at the Annual Meeting?

Holders of common stock, the Series C Preferred Stock, and the Series E Preferred Stock, subject to the beneficial ownership limitation, at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has three classes of voting stock, common stock, Series C Preferred Stock and Series E Preferred Stock. Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 9.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Each holder of Series E Preferred Stock is entitled to the number of votes equal to the number of our common stock equal to the Voting Ratio (subject to the 9.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. The Voting Ratio, for each share of Series E Preferred Stock, is equal to $2.00 divided by $3.53. Fractional votes are not, however, permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series E Preferred Stock held by each Series E Preferred Stock holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Holders of Series C Preferred Stock and Series E Preferred Stock vote together with the holders of common stock as a single class, except as provided by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock or Series E Preferred Stock is required to amend the terms of the Series C Preferred Stock or Series E Preferred Stock, respectively. Holders of our common stock, Series C Preferred Stock and Series E Preferred Stock will vote together as a single class on all matters described in this proxy statement.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock, Series C Preferred Stock and Series E Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

While as of the date of this proxy statement we are intending to hold the Annual Meeting in a physical format, as part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility, if necessary, that we change the location of the Annual Meeting to hold a virtual meeting, which would allow for remote participation by stockholders at the Annual Meeting, as entry to the physical location of the Annual Meeting may be limited due to the requirements of applicable laws or orders restricting the size of public gatherings. If we take this step, we will announce the decision to do so as soon as practicable via a press release that will also be filed with the SEC as proxy material, as well as by posting details on our website at https://www.nanovibronix.com/. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

With respect to the ratification of the independent registered public accounting firm (Proposal 2), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposals even if you do not provide your broker with instructions on those proposals.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers will have such discretionary authority to vote on the ratification of the independent registered public accounting firm (Proposal 2) and may vote “FOR” such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors (Proposal 1).

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time on August 10, 2020.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time on August 10, 2020.

●	Via mail: You may vote by proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brian Murphy, our chief executive officer and director and Stephen Brown to serve as the proxies for the Annual Meeting.

4

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Brian Murphy, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting. If we change the location of the Annual Meeting to hold a virtual meeting and you wish to vote your shares electronically at the virtual meeting, you will need to visit the link to be provided in our announcement the change to the virtual meeting during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposals 1 and 2.

5

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposals 1 and 2.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the election of directors (Proposal 1). See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Brian Murphy, our Chief Executive Officer and a director, at the Company’s address above, which notice must be received before 6:00 p.m., New York time on August 7, 2020.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the six director nominees who receive the most votes will be elected. Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes cast for or against the proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees will not be counted with respect to the vote and will have no effect on the election of directors (Proposal 1)and the ratification of the independent registered public accounting firm (Proposal 2).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Failure to instruct your broker how to vote with respect to the election of directors (Proposal 1) will have no effect on the outcome of the vote because broker non-votes are not considered shares entitled to vote. However, if you do not give your broker specific instructions on how to vote your shares with respect to the ratification of the independent registered public accounting firm (Proposal 2), your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

6

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact Brian Murphy by email at bmurphy@nanovibronix.com or phone at 914-233-3004.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send a single copy of the proxy materials to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement and other proxy materials in the future, he or she may contact us by mail at NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, Attn: Brian Murphy or by calling 914-233-3004 and asking for Brian Murphy. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Brian Murphy at the address or phone number set forth above.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated six directors for election at the Annual Meeting by the stockholders (each referred to herein as a “Company Nominee” and, collectively as the “Company Nominees”). The Board manages our company’s business and affairs, exercises all corporate powers and establishes corporate policies. Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”) provide that the Board will consist of such number of directors as may be determined from time to time by resolution of the majority of the whole Board, which is currently fixed at six directors. Following the resignation of Jona Zumeris, Ph.D., effective July 4, 2018, there was a vacancy on the Board. Effective as of June 3, 2020, we have determined not to fill his position and instead reduced the size of the Board to six directors. Proxies cannot be voted for a greater number of persons than the number of Company Nominees named in the proxy statement.

Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders. If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock, Series C Preferred Stock and Series E Preferred Stock entitled to vote at the Annual Meeting represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

Directors and Company Nominees

The following table sets forth the name, age and position of each director currently serving on the Board and each Company Nominee for election as a director as of June 15, 2020:

The biographies for the Company Nominees are as follows:

Name	Age	Position
Brian Murphy	64	Chief Executive Officer and Director
Harold Jacob, M.D.	66	Chief Medical Officer and Director
Christopher Fashek	70	Chairman of the Board
Martin Goldstein, M.D.	52	Director
Michael Ferguson	49	Director
Thomas R. Mika	68	Director

Brian Murphy, Chief Executive Officer and Director. Mr. Murphy has served as our chief executive officer and director since October 2016. Mr. Murphy has over 25 years of senior sales, operations and general management experience in medical device and medical technology companies, including ATI Medical Equipment Corporation, Mountain Medical Equipment Inc. and Healthdyne Technologies Inc. From 2012 to 2016, Mr. Murphy served in various roles at MiMedx Group, Inc., where he initiated and managed the commercial sales and national accounts efforts within the advanced wound care segment. From 2010 to 2012, Mr. Murphy was the chief executive officer of O2 Insights, Inc., a start-up wound care diagnostics company, and led the sale of the company to Systagenix Ltd. in June 2012. From 2008 to 2010, Mr. Murphy served as vice president of sales for ConvaTec and led the negative pressure wound therapy business. From 1992 to 2008, Mr. Murphy served a total of 17 years at Kinetic Concepts, Inc. (KCI) in various positions overseeing sales, operations and general management. Mr. Murphy holds a bachelor of arts degree in communications from Southern Illinois University. Mr. Murphy’s qualifications to serve on our Board include his significant sales, operations and general management experience in medical device and medical technology companies.

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Harold Jacob, M.D., Chief Medical Officer and Director. Dr. Jacob has served as our chief medical officer since March 1, 2014, and as our director since September 2003. From September 2003 to February 4, 2014, Dr. Jacob served as chairman of our Board and from September 2003 to March 1, 2014, Dr. Jacob served as our chief executive officer. Dr. Jacob also performed the functions of a principal financial officer until April 1, 2014. Dr. Jacob is our co-founder and has worked extensively in medical device development. Dr. Jacob also served part-time as an attending gastroenterologist at Shaare Zedek Medical Center in Jerusalem, Israel from 2004 to March 2011. Since April 2011, he has been an attending physician in Gastroenterology at Hadassah University Hospital in Jerusalem, Israel. From 1999 to the present, Dr. Jacob has served as the president of Medical Instrument Development Inc., which provides consulting services to start-up and early stage companies and patents its own proprietary medical devices. From 1997 to 2003, Dr. Jacob served as director of medical affairs at Given Imaging Ltd., a company that developed the first swallowable wireless pill camera for inspection of the intestines. Dr. Jacob also formerly served as a director for Oramed Pharmaceuticals Inc., a pharmaceutical company focused on the development of innovative orally ingestible capsule medication. We believe that Dr. Jacob’s qualifications to serve on our board include his years of experience in the biomedical industry and with us and his experience serving in management roles of various companies.

Christopher Fashek, Chairman of the Board. Mr. Fashek has served as our director and Chairman of the Board since November 2016. Mr. Fashek is an accomplished healthcare executive with a record of leading global medical-device and pharmaceutical businesses. Mr. Fashek led the team that introduced V.A.C.® therapy, a negative pressure wound therapy, to both, the clinical community, and patients with serious or complex wounds. From June 2018, Mr. Fashek has served as chief executive officer and a director of Brain Sentinel, Inc. From July 2016 to June 2017, Mr. Fashek served as chief executive officer of Atteris Healthcare, LLC. Mr. Fashek currently served as vice chairman of Rochal Industries LLC and as a director of World Craniofacial Foundation (WCF) and IDN Summit. From 1995 to 2007, he was at KCI as the vice chairman, chief executive officer, and president of KCI USA. From 2008 to 2011, he was the chairman of the board of directors at Systagenix, Ltd. From 2014 to 2015, he was the chairman of the board of directors and chief executive officer of Spiracur, Inc. He currently serves as chairman of MedTech Solutions Group, LLC, a startup in San Antonio, Texas. He has a bachelor of arts degree from Upsala College and Master of Business Administration from Fairleigh Dickinson University. Mr. Fashek’s extensive experience as an executive and leadership positions in the global medical device and pharmaceutical businesses, as well as his network of industry partners, provide him the appropriate experience to serve on our Board.

Mr. Fashek is recognized as developing highly productive and profitable leadership teams and corporate cultures, while taking multiple healthcare products from idealization to commercialization, as well as turning around under-performing corporations to profitability.

Martin Goldstein, M.D., Director. Dr. Goldstein has served as our director since March 25, 2015 and has been a practicing urologist for more than 20 years with particular expertise in the management of stone disease. Dr. Goldstein is an accomplished healthcare entrepreneur. He is the President of New Jersey Urology, the largest urology group practice in the country. He also serves as Senior Vice President of Corporate Development and Acquisitions of Urology Management Associates, a private equity backed entity providing administrative practice management services to independent urology groups. Dr Goldstein is a co-founder and executive board member of Metropolitan Surgery Center, a large multispecialty ambulatory surgery center. Dr. Goldstein brings to our Board his medical practice expertise. He is expected to make a valuable contribution in connection with marketing and facilitating the acceptance of our product offerings within the medical community. He has provided assistance with the U.S. Food and Drug Administration regulatory approval process of our products, particularly our urology offerings, and will continue to advise on new product development and innovations.

Michael Ferguson, Director. The Honorable Mr. Ferguson has served as our director since April 27, 2015. Mr. Ferguson is currently a senior advisor at BakerHostetler, serving as the leader of their Federal Policy team. In January 2009, Mr. Ferguson founded Ferguson Strategies, LLC, a government affairs and strategic business consulting firm, where he served as the chief executive officer and chairman. From 2001 to January 2009, he served in the U.S. House of Representatives, representing New Jersey’s 7th congressional district. While in Congress, he was a member of the House Energy and Commerce Committee, which has wide jurisdiction over the healthcare, telecommunications and energy industries. He served as vice chairman of the panel’s Health Subcommittee, where he became a key member on health care issues and helped to ensure passage of the Medicare Part D prescription drug benefit in 2003. In addition, he served as a member of the Telecommunications and Internet Subcommittee as well as the Oversight and Investigations Subcommittee. Mr. Ferguson was also a member of the House Financial Services Committee, where he cosponsored the Sarbanes-Oxley Act of 2002 and helped enact the initial terrorism risk insurance law. Mr. Ferguson was the former chairman of the Board of Commissioners of the New Jersey Sports and Exhibition Authority and also serves as a senior fellow of the Center for Medicine in the Public Interest’s Odyssey Initiative for Biomedical Innovation and Human Health. He has also served on various corporate advisory boards and committees, including for Pfizer, Inc., the National Italian American Foundation and the United States Golf Association. Mr. Ferguson received a bachelor’s degree in government from the University of Notre Dame and a master’s of public policy degree with a specialization in education policy from Georgetown University. Mr. Ferguson also formerly served as the Chairman of the Board of Ohr Pharmaceutical Inc. and brings to the Board his extensive background in government affairs, health care policy, and business strategy gained from his experiences in Congress and business consulting, which we believe will assist in strengthening and advancing our strategic focus and regulatory compliance.

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Thomas R. Mika, Director. Mr. Mika has served as our director since April 27, 2015. Mr. Mika has over 30 years of senior management, finance and consulting experience. Mr. Mika is currently executive vice president and chief financial officer of POET Technologies, Inc. (TSX Venture: PTK, OTCQX:POETF) and previously served as chairman of the board of Rennova Health, Inc. (NASDAQ: RNVA) and as chief executive officer of its wholly owned subsidiary, CollabRx, Inc. (NASDAQ: CLRX). Rennova Health is a vertically integrated public healthcare holding company that merged with CollabRx in November 2015 and became listed on the NASDAQ. CollabRx, formerly known as Tegal Corporation (NASDAQ: TGAL), is a clinical decision-support company that delivers expert solutions in precision oncology and genomic medicine. Mr. Mika was the chairman and chief executive officer of CollabRx and its predecessor company since March 2005. From 1992 to 2002, Mr. Mika served on the company’s Board, which included periods of service as the chairman of the compensation committee and a member of the audit committee. Previously, Mr. Mika co-founded IMTEC, a boutique investment and consulting firm whose areas of focus included health care, pharmaceuticals, media and information technology. As a partner of IMTEC, Mr. Mika served clients in the United States, Europe and Japan over a period of 20 years, taking on the role of chief executive officer in several ventures. Earlier in his career, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. Mr. Mika holds a bachelor of science degree in Microbiology from the University of Illinois at Urbana-Champaign and a master of business administration degree from the Harvard Graduate School of Business. Mr. Mika’s qualifications to serve on our Board include his significant strategic and business insight from his prior service on the Board of other publicly held companies, as well as his substantial senior management, finance and consulting experience.

Required Vote and Board Recommendation

If a quorum is present and voting, the six Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the seven nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

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CORPORATE GOVERNANCE

NanoVibronix, Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our officers, directors and employees. The code of business conduct and ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, our funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of business conduct and ethics, employee misconduct, improper conflicts of interest or other violations. A copy of the code of ethics was attached as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 31, 2017. If we amend or grant a waiver of one or more of the provisions of our code of business conduct and ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to, or waivers from, provisions of our code of business conduct and ethics that apply to our principal executive, financial and accounting officers by posting the required information on our website at www.nanovibronix.com within four business days following the date of such amendment or waiver.

Board Composition

Our Certificate of Incorporation and Bylaws provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at six directors. Subject to any rights applicable to any then outstanding preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders.

Following the resignation of our former director Jona Zumeris, Ph.D. from the Board, effective July 4, 2018, we had six directors and one vacancy on the Board. Effective as of June 3, 2020, we have determined not to fill his position and instead reduced the size of the Board to six directors.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on The NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director only qualifies as an “independent director” if, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

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Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D. and Thomas R. Mika, or four of our six directors, do not have a relationship (other than being a director and/or a stockholder) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is and the former director was “independent” as that term is defined under the NASDAQ Rules.

Our Board also determined that (i) Messrs. Thomas Mika. Michael Ferguson and Christopher Fashek, who compose our audit committee, (ii) Messrs. Christopher Fashek, Thomas Mika and Michael Ferguson, who compose our compensation committee, and (iii) Messrs. Michael Ferguson, Martin Goldstein and Christopher Fashek, who compose our nominating and corporate governance committee, each satisfy the independence standards for those committees established by the applicable rules and regulations of the SEC and the NASDAQ Rules. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with all size and independence requirements for committees within the applicable time periods.

Board Committees, Meetings and Attendance

During the year ended December 31, 2019, the Board held 5 meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders, either in person or by teleconference. During the year ended December 31, 2019, each director attended at least 75% of the total number of meetings held by the Board and Board committees of which such director was a member. Last year’s annual meeting was attended by one director.

Our Board currently has three standing committees which consist of an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.nanovibronix.com in the “Governance” section under “Investors.” The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Audit Committee. The audit committee consists of Messrs. Thomas Mika (chair). Michael Ferguson and Christopher Fashek, each of whom our Board has determined to be financially literate and qualify as an independent director under Sections 5605(a)(2) and 5605(c)(2) of the NASDAQ Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Mr. Thomas Mika qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The function of the audit committee is to assist the Board in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of our independent auditors and (4) audit and non-audit fees and services.

The audit committee met four times during the year ended December 31, 2019.

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Nominating and Corporate Governance Committee. The nominating and corporate governance committee consist of Messrs. Michael Ferguson (chair), Martin Goldstein and Christopher Fashek, each of whom our Board has determined qualifies as an independent director under Section 5605(a)(2) of the NASDAQ Rules.

The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the Board, and select the director nominees for election at each annual meeting of stockholders.

The nominating and corporate governance committee did not meet during the year ended December 31, 2019.

Compensation Committee. The compensation committee consists of Messrs. Christopher Fashek (chair), Thomas Mika and Michael Ferguson, each of whom our Board has determined qualifies as an independent director under Sections 5605(a)(2) and 5605(d)(2) of the NASDAQ Rules, as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Section 16b-3 under the Exchange Act. The function of the compensation committee will be to discharge the Board’ responsibilities relating to compensation of our directors and executives and our overall compensation programs.

The primary objective of the compensation committee will be to develop and implement compensation policies and plans that are appropriate for us in light of all relevant circumstances and which provide incentives that further our long-term strategic plan and are consistent with our culture and the overall goal of enhancing enduring stockholder value.

The compensation committee met once during the year ended December 31, 2019. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2019.

Family Relationships and Involvement in Certain Legal Proceedings

There are no family relationships among our directors and executive officers, or person nominated or chosen by the Company to become a director or executive officer. To our knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any of our directors or executive officers, or person nominated to become a director or executive officer (in the last ten years) or our control persons (in the last year).

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2019.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Secretary at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

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In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The Board is committed to promoting our effective, independent governance. Our Board believes it is in our best interests and the best interests of our stockholders for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the Noard and chief executive officer should be separate or combined. This decision is made by our Board, based on our best interests considering the circumstances at the time.

Currently, the offices of the chairman of the Board and the chief executive officer are held by two different people. Christopher Fashek is our independent, non-executive chairman of the Board, and Brian Murphy is our chief executive officer. The chief executive officer will be responsible for our day-to-day leadership and performance, while the chairman of the Board will provide guidance to the chief executive officer and set the agenda for board meetings and preside over meetings of the Board. We believe that separation of the positions will reinforce the independence of the Board in its oversight of our business and affairs, and create an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders.

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Role in Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks, including cybersecurity.

While our Board has the ultimate responsibility for the risk management process, senior management and various committees of our Board will also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee will focus on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee will provide reports to and receive direction from the full Board regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee will assess our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee will review and discuss the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, report on the findings from the discussions to our Board. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, ATTN: Brian Murphy, Chief Executive Officer. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, the Chief Executive Officer will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by the corporate secretary or another appropriate person.

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DIRECTOR COMPENSATION

The following table shows the compensation earned by persons who served on our Board during the fiscal year ended December 31, 2019, who are not one of our named executive officers. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board for their services rendered in such period.

Director Compensation Table

Fees earned
or paid in cash
Name	($)	Total ($)
Christopher Fashek (1)	150,000	150,000

Thomas Mika (2)	—	—

Michael Ferguson (3)	—	—

Martin Goldstein (4)	—	—

Harold Jacob, M. D. (5)	—	—

(1) As of December 31, 2019, Mr. Fashek had outstanding options representing the right to purchase 136,679 shares of our common stock and no outstanding stock awards of shares of common stock.

(2) As of December 31, 2019, Mr. Mika had outstanding options representing the right to purchase 124,583 shares of our common stock and no outstanding stock awards of shares of common stock.

(3) As of December 31, 2019, Mr. Ferguson had outstanding options representing the right to purchase 116,250 shares of our common stock and no outstanding stock awards of shares of common stock.

(4) As of December 31, 2019, Mr. Goldstein had outstanding options representing the right to purchase 176,917 shares of our common stock and no outstanding stock awards of shares of common stock.

(5) As of December 31, 2019, Dr. Jacob had outstanding options representing the right to purchase 154,417 shares of our common stock and no outstanding stock awards of shares of common stock.

On October 13, 2016, we entered into an agreement with Christopher Fashek to serve as the chairman of our Board. Under this agreement Mr. Fashek was paid $100,000 per year payable in semi-monthly installments. On November 1, 2018, the Compensation committee voted to increase Mr. Fashek’s consulting fee to $150,000 per year.

Outside of compensation to our chairman, Christopher Fashek, we paid no compensation to our non-employee directors for the one-year period ended December 31, 2019.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

Generally, we do not enter into related party transactions unless the members of the Board who do not have an interest in the potential transaction have reviewed the transaction and determined that (i) we would not be able to obtain better terms by engaging in a transaction with a non-related party and (ii) the transaction is in our best interest. In approving or rejecting any such proposal, our Board consider all of the relevant facts and circumstances of the related party transaction and the related party’s relationship and interest in the transaction. This policy applies generally to any transaction in which we are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the previous two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. This policy is not currently in writing.

The audit committee is charged with reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations in accordance with Company policies and procedures. All of the transactions described below were entered into prior to the establishment of our audit committee and were evaluated in accordance with the policy described in the paragraph above. Prior to approving such transactions, the material facts as to a director’s or officer’s relationship or interest as to the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all of our stockholders.

Transactions with Related Parties

Other than compensation agreements and other arrangements which are described as required under “Director Compensation” and “Executive Compensation” and the transactions described below, since January 1, 2017, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

Exchange of common stock for preferred stock

In 2018, we exchanged 250,000 shares of common stock for 250,000 shares of Series C Preferred Stock with Globis Capital Partners, LLC., one of our significant stockholders. In 2019, we exchanged 275,000 shares of common stock for 250,000 shares of Series C Preferred Stock and 15,000 shares of Series E Preferred Stock with Globis Capital Partners LLC.

Sales of common stock and Series E Preferred Stock

On June 21, 2019, we entered into and closed a private placement Securities Purchase Agreement with certain existing stockholders, including the sale of 240,000 shares of our Series E Preferred Stock and seven year warrants to purchase 240,000 shares of our Series E Preferred Stock to Globis Capital LLC and the sale of 500,000 shares of our Series E Preferred Stock and seven year warrants to purchase 500,000 shares of our Series E Preferred Stock to entities affiliated with Orin Hirschman, a beneficial owner of more than 5% of our common stock, relating to the sale to such existing stockholders of 1,600,000 shares of our Series E Preferred Stock, and seven year warrants to purchase 1,600,000 shares of our Series E Preferred Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “June Offering”), for aggregate proceeds of $3,200,000 (excluding the exercise of the warrants issued in the June Offering).

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On July 31, 2019, we entered into and closed a private placement Securities Purchase Agreement with certain existing stockholders, the sale of 210,000 shares of our Series E Preferred Stock and seven year warrants to purchase 210,000 shares of our Series E Preferred Stock to Globis Capital LLC, relating to the sale to such existing investors of 210,000 shares of our Series E Preferred Stock and seven year warrants to purchase 210,000 shares of our Series E Preferred Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “July Preferred Offering”), for proceeds of $420 (excluding the exercise of the warrants issued in the July Preferred Offering). Each share of Series E Preferred Stock is convertible at any time and from time to time at the option of a holder of Series E Preferred Stock into one share of our common stock, provided that each holder would be prohibited from converting Series E Preferred Stock into shares of our common stock if, as a result of such conversion, any such holder, together with its affiliates, would own more than 9.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be waived with respect to a holder upon such holder’s provision of not less than 61 days’ prior written notice to us.

In November 2019, we sold 25,000 shares of common stock to a Christopher Fashek, our Chairman, at $2.00 per share.

Board members resignation and severance agreement

On March 25, 2015, we entered into an agreement with Dr. Goldstein, a member of our Board, pursuant to which, as consideration for his efforts developing, pursuing approval of, and/or raising market awareness and acceptance of our UroShield product and CathBot product and any other future vibrating urology catheter-related product, Dr. Goldstein is entitled to a fee of $62.50 per unit of such products sold by us in the United States or Canada during the term of the agreement, less applicable deductions and tax withholdings. At our option, the per unit fees may be paid in the form of cash or shares of our common stock. If any portion is paid in cash, within 30 days of receipt, Dr. Goldstein must purchase an amount of common stock in the open market, subject to any limitations or restrictions that may apply under applicable laws, such that the purchase price of the common stock purchased plus the value of any common stock provided as payment of the per unit fees in the given quarter equals at least 50% of the per unit fees paid for that quarter (less applicable taxes). The term of the agreement continues until terminated. Either party may terminate the agreement for any reason by providing 90 days prior written notice to the other party.

Dr. Zumeris served our director from September 2003 to July 2018. On July 4, 2018, we and Dr. Zumeris and his wife, Janina (Ina) Zumeris entered into a Separation and Release Agreement (the “Separation Agreement”). Upon meeting certain milestones to our satisfaction and fulfilling other obligations under the Separation Agreement, (i) Dr. Zumeris and Janina Zumeris, was entitled to receive as consulting payments an aggregate of approximately $18,000 per month for 12 months, commencing 30 days after the Termination Date; (ii) our management, beginning on November 4, 2018, was required to use our best efforts to allow the sale of the Company’s securities owned by Dr. Zumeris, provided that such sale would be in compliance with the applicable U.S. securities laws and regulations, and provided further, that, if our shares of common stock held by Dr. Zumeris had not been sold at a price lower than $4.45 during the fourteen month period from July 4, 2018, and the value of the unsold securities Dr. Zumeris owned plus the value of cash received by Dr. Zumeris from the sale of our securities during such fourteen month period (the “Aggregate Amount”), in aggregate, was less than $950,000, then we were required to make up the difference between $950,000 and the Aggregate Amount by extending the term of engagement of Dr. Zumeris and Janina Zumeris’s consulting services. In addition, if we (i) granted a license for the skin rejuvenation technology, then we were required pay Dr. Zumeris 10% from the payments received by the Company until an aggregate amount of $100,000,000 was paid to Dr. Zumeris, (ii) sold the skin rejuvenation technology and/or the rights to such as a standalone product, we were required to pay Dr. Zumeris $100,000 from the proceeds of such sale, or (iii) sold the skin rejuvenation devices, we were required pay Dr. Zumeris $5,000 per unit an aggregate amount of $100,000 has been paid to Dr. Zumeris.

As of December 31, 2018, Dr. Zumeris exercised options under $4.45 a share; and the Company did not record a liability for this transaction in 2019. During the year ended December 31, 2018, the Company incurred expenses of $108,000 associated with the Separation Agreement. During the year ended December 31, 2019, the Company incurred expenses of $37,000 associated with the Separation Agreement.

In connection with Mr. Greenstein’s resignation from our board of directors, on March 30, 2017, we amended the option agreement, dated March 25, 2015, with Mr. Greenstein for the grant of an option to purchase 30,000 shares of common stock at an exercise price of $2.57 per share, all of which have vested, and the option agreement, dated July 18, 2016, with Mr. Greenstein for the grant of an option to purchase 40,000 shares of common stock at an exercise price of $5.35 per share, all of which were vesting on July 18, 2017, to (i) accelerate the vesting of the option granted to Mr. Greenstein in 2016 so that it will be fully vested as of March 30, 2017, and (ii) permit Mr. Greenstein to exercise the options granted in 2015 and 2016 at any time prior to the expiration of the option period as set forth in the applicable option agreement. On March 30, 2018, under a mutual agreement all outstanding options awarded to Mr. Greenstein were cancelled.

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Transactions with the Board members

William Stern, Ph.D., served as our president from October 2016 to October 2017. Dr. Stern also served as our vice chairman of the board of directors from October 2016 until October 2017 and, prior to that, as our chief executive officer and director since December 2014.

On March 25, 2015, we entered into a services agreement with Multigon Industries, Inc. (the “Services Agreement”). Dr. Stern serves as the president of Multigon. Pursuant to the Services Agreement, we were required to pay Multigon $4,000 per month in exchange for the provision of services to us that include the use of Multigon’s office, the provision of telephone, fax and utilities at such office, processing for shipping of our products, customer service, maintenance of quality, service and repair records and payment processing. On October 11, 2017, we modified the terms of the Services Agreement to increase the monthly payment to Multigon from $4,000 per month to $7,000 per month in exchange for services and discontinue the per-unit commission on sales of the PainShield product in the United States

Transactions with Significant Stockholders

In January and February 2015, we entered into securities purchase agreements with certain investors providing for the issuance of shares of common stock, Series C Preferred Stock and warrants to purchase shares of our common stock (such warrants, the “Two-Year Warrants”). Pursuant to these agreements, we issued 666,667 shares of Series C Preferred Stock, Two-Year Warrants to purchase 266,667 shares of common stock at an exercise price of $3.00 per share and Two-Year Warrants to purchase 266,667 shares of common stock at an exercise price of $6.00 per share, for aggregate consideration of $2,000,000, to a subsidiary of IDT Corporation, a beneficial owner of more than 5% of our common stock, and 166,667 shares of Series C Preferred Stock, Two-Year Warrants to purchase 66,666 shares of common stock at an exercise price of $3.00 per share and Two-Year Warrants to purchase 66,666 shares of common stock at an exercise price of $6.00 per share, for aggregate consideration of $500,000, to entities controlled by Paul Packer.

Effective January 27, 2017, we entered into amendments to the Two-Year Warrants to extend the expiration date of the Two-Year Warrants for two additional years. Pursuant to the warrant amendment, the Two-Year Warrants to purchase 266,667 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 266,667 shares of common stock at $6.00 per share expired on January 29, 2019, and the Two-Year Warrants to purchase 140,000 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 140,000 shares of common stock at $6.00 per share expired on February 10, 2019, and the Two-Year Warrants to purchase 13,333 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 13,333 shares of common stock at $6.00 per share expired on February 23, 2019. The exercise price and all other terms of the original Two-Year Warrants remained the same. Holders of the Two-Year Warrants who entered into the warrant amendment with us included (i) a subsidiary of IDT Corporation, a beneficial owner of more than 5% of our common stock, who holds Two-Year Warrants to purchase 266,667 shares of common stock at $3.00 per share and Two-Year Warrants to purchase 266,667 shares of common stock at $6.00 per share, and (ii) entities controlled by Mr. Packer and Mr. Packer, who holds Two-Year Warrants to purchase 66,666 shares of common stock at $3.00 per share and Two-Year Warrants to purchase 66,666 shares of common stock at $6.00 per share.

On February 5, 2019, we entered into amendments to the Two-Year Warrants (the “Warrant Amendment”) to purchase an aggregate of 420,000 shares of common stock at an exercise price of $3.00 per share (the “$3.00 Warrants”) and warrants to purchase an aggregate of 420,000 shares of common stock at an exercise price of $6.00 per share (the “$6.00 Warrants”), issued in January and February 2015, to extend the expiration date of the warrants for two additional years. In addition, the Warrant Amendment amended the exercise price with respect to the $3.00 Warrants from $3.00 per share to $3.35 per share. The exercise price of the $6.00 Warrants was unchanged. Pursuant to the Warrant Amendment, warrants to purchase 266,667 shares of common stock at $3.35 per share and warrants to purchase 266,667 shares of common stock at $6.00 per share will expire on January 29, 2021, and the warrants to purchase 140,000 shares of common stock at $3.35 per share and warrants to purchase 140,000 shares of common stock at $6.00 per share will expire on February 10, 2021, and the warrants to purchase 13,333 shares of common stock at $3.35 per share and warrants to purchase 13,333 shares of common stock at $6.00 per share will expire on February 23, 2021. The Warrant Amendment is effective as of January 29, 2019. All other terms of the original warrants remain the same.

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Holders of the warrants who entered into the amendment with us included the following affiliates of the Company: (i) a subsidiary of IDT Corporation, a greater than five percent stockholder of the Company, who holds warrants to purchase 266,667 shares of common stock at $3.35 per share and warrants to purchase 266,667 shares of common stock at $6.00 per share, and (ii) entities controlled by Mr. Paul Packer and Mr. Packer, a greater than five percent stockholder of the Company, who holds warrants to purchase 66,666 shares of common stock at $3.35 per share and warrants to purchase 66,666 shares of common stock at $6.00 per share.

On March 1, 2017, we completed a bridge financing, pursuant to which we received from Mr. Packer and entities controlled by Mr. Packer $250,000 of loans and issued to Mr. Packer and entities controlled by Mr. Packer convertible promissory notes (“2018 Notes”) in an aggregate principal amount of $250,000 and seven-year warrants (“2018 Warrants”) to purchase an aggregate of 100,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and are immediately exercisable.

On May 3, 2017, we completed a bridge financing, pursuant to which we received from Mr. Packer $30,000 of loans and issued to Mr. Packer 2018 Notes in an aggregate principal amount of $30,000 and 2018 Warrants to purchase an aggregate of 12,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and were immediately exercisable.

On June 3, 2017, we completed a bridge financing, pursuant to which we received from an entity controlled by Mr. Packer $500,000 of loans and issued to an entity controlled by Mr. Packer 2018 Notes in an aggregate principal amount of $500,000 and 2018 Warrants to purchase an aggregate of 200,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and were immediately exercisable.

On November 7, 2017 Mr. Packer and entities controlled by Mr. Packer purchased approximately 51 shares of our Series D Convertible Preferred Stock as part of our underwritten public offering that closed on November 7, 2018 and also received seven-year warrants to purchase additional 38,265 shares of our common stock with an exercise price of $6.95 per share.

On November 8, 2017, the 2018 Notes owned by Mr. Packer and entities controlled by Mr. Packer were converted into 74,601 shares of our common stock and 130,782 shares of our Series D Convertible Preferred Stock. Mr. Packer and entities controlled by Mr. Packer also received seven-year warrants to purchase additional 154,037 shares of our common stock with an exercise price of $6.95 per share.

On March 29, 2019, we completed a bridge financing, pursuant to which we issued to two accredited investors convertible notes on the aggregate principal amount of $225,000 (the “2019 Notes”) and seven-year warrants (the “2019 Warrant”) to purchase an aggregate of 90,000 shares of our common stock or Series C Preferred Stock at an exercise price of the lesser of: (a) 80% (i.e., a 20% discount) of the exercise price per share of the warrants to purchase shares of our capital stock issued in our first equity financing following the date of issuance, or (b) $4.80, with a stipulation that in no event will the exercise price be less than $3.00 per warrant share.

The principal amount and all accrued but unpaid interest on the 2019 Notes are due and payable on the date (the “Maturity Date”) that is the earlier of the (i) 5-year anniversary of the date of issuance, or (ii) the date we complete an equity financing pursuant to which we issue and sell shares of capital stock resulting in aggregate proceeds of at least $2,000,000 (a “Qualified Financing”). The 2019 Notes bear interest at a rate of 6% per annum, payable on the Maturity Date. To the extent not previously converted, on the Maturity Date, the investors will receive, at the option of each the investor, either (a) cash equal to the original principal amount of the 2019 Note and interest then accrued and unpaid thereon, or (b) shares of common stock or Series C Preferred Stock, at a price per share equal to the lesser of: (x) 80% of the amount equal to the quotient obtained by dividing (i) our estimated value as of the Maturity Date, as determined in good faith by the Board, by (ii) the aggregate number of outstanding shares of our common stock, as of the Maturity Date on a fully diluted basis, and (y) $4.00 per share, as such amount may be adjusted for any stock split, stock dividend, reclassification or similar events affecting the capital stock. Upon consummation of a Qualified Financing, each investor may elect to have the outstanding principal and accrued but unpaid interest thereon converted into (a) shares of the same class and series of equity securities sold in such Qualified Financing, (b) shares of Series C Preferred Stock or (c) common stock, at a price per share equal to the lesser of: (a) 80% of the price per share at which such securities are sold in such Qualified Financing and (b) $4.00 per share, as such amount may be adjusted for any stock split, stock dividend, reclassification or similar events affecting the Company’s capital stock.

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In no event will the number of shares to be issued upon (i) exercise of the 2019 Warrants, (ii) conversion of the 2019 Notes exceed, in the aggregate, 9.9% of the total shares outstanding or the voting power outstanding on the date immediately preceding the date of issuance.

On June 21, 2019, we entered into and closed a private placement Securities Purchase Agreement with certain existing stockholders, including the sale of 240,000 shares of our Series E Preferred Stock and seven year warrants to purchase 240,000 shares of our Series E Preferred Stock to Globis Capital LLC and the sale of 500,000 shares of our Series E Preferred Stock and seven year warrants to purchase 500,000 shares of our Series E Preferred Stock to entities affiliated with Orin Hirschman, relating to the sale to such existing stockholders of 1,600,000 shares of our Series E Preferred Stock, and seven year warrants to purchase 1,600,000 shares of our Series E Preferred Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “June Offering”), for aggregate proceeds of $3,200,000 (excluding the exercise of the warrants issued in the June Offering).

On July 31, 2019, we entered into and closed a private placement Securities Purchase Agreement with certain existing stockholders, the sale of 210,000 shares of our Series E Preferred Stock and seven year warrants to purchase 210,000 shares of our Series E Preferred Stock to Globis Capital LLC , relating to the sale to such existing investors of 210,000 shares of our Series E Preferred Stock and seven year warrants to purchase 210,000 shares of our Series E Preferred Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “July Preferred Offering”), for proceeds of $420,000 (excluding the exercise of the warrants issued in the July Preferred Offering).Each share of Series E Preferred Stock is convertible at any time and from time to time at the option of a holder of Series E Preferred Stock into one share of our common stock, provided that each holder would be prohibited from converting Series E Preferred Stock into shares of our common stock if, as a result of such conversion, any such holder, together with its affiliates, would own more than 9.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be waived with respect to a holder upon such holder’s provision of not less than 61 days’ prior written notice to us.

Upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of the Series E Preferred Stock shall be entitled to receive the amount of cash, securities or other property to which such holder would be entitled to receive with respect to such shares of Series E Preferred Stock if such shares had been converted to our common stock immediately prior to such liquidation.

Shares of Series E Preferred Stock are not entitled to receive any dividends, unless and until specifically declared by the Board. However, holders of Series E Preferred Stock are entitled to receive dividends on shares of Series E Preferred stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the common stock when such dividends are specifically declared by the Board. We are not obligated to redeem or repurchase any shares of Series E Preferred Stock. Shares of Series E Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Subject to the beneficial ownership limitations, each holder of Series E Preferred Stock shall be entitled to the number of votes equal to the number of shares of our common stock equal to the Voting Ratio. The Voting Ratio, for each share of Series E Preferred Stock is equal to $2.00 divided by $3.53.

As of June 15, 2020, there are no proposed transactions with related persons.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of June 15, 2020:

Name	Age	Position
Brian Murphy	63	Chief Executive Officer and Director
James Cardwell	62	Chief Financial Officer
Harold Jacob, M.D.	65	Chief Medical Officer and Director

Brian Murphy Please see biography of Mr. Murphy on page 8 of this proxy statement.

Harold Jacob, M.D. Please see biography of Dr. Jacob on page 9 of this proxy statement.

James Cardwell. Mr. Cardwell has served as our chief financial officer since May 2019. He has more than 35 years of experience in, among other things, SEC reporting and compliance, financial reporting and tax research and compliance. Since July 2015, Mr. Cardwell has served as chief operating officer and senior associate of The CFO Squad LLC, a company which provides chief financial officer support services including, but not limited to, pre-audit services, SEC and tax compliance and financial reporting services to both international and domestic private and public companies. From August 2018 until December 2018, Mr. Cardwell served as interim chief financial officer of Newgioco Group, Inc. From January 2018 until May 2018, Mr. Cardwell served as interim chief financial officer of VerifyMe, Inc. Mr. Cardwell graduated from Illinois State University with a bachelor of science degree in accounting. Upon graduation, Mr. Cardwell began his career at Arthur Andersen & Co and served as senior tax consultant. For over 30 years, Mr. Cardwell served in various capacities for public and private companies in the entertainment industry including serving as the chief financial officer of S2BN Entertainment, Inc.; the deputy director of the National Jazz Museum in Harlem, New York; the chief financial officer of Sibling Entertainment, Inc.; the chief executive officer and director of Good Galaxy Entertainment, Inc.; the associate producer of Nunsense Theatrical Company LP and the founder and president of Cardwell Productions. Mr. Cardwell is a certified public accountant in the State of New York.

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EXECUTIVE COMPENSATION

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2019; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2019, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2019 (collectively our “Named Executive Officers”):

Name	Position
Brian Murphy	Chief Executive Officer
Stephen Brown	Former Chief Financial Officer

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Total ($)(2)
Brian Murphy	2019	231,000	57,231	223,461	511,692
	2018	231,000	50,000	309,897	590,897

Stephen Brown (3)	2019	75,000	—	20,531	95,531
	2018	150,000	25,000	50,465	225,465

(1)	Represents incentive compensation payments earned.
(2)	In accordance with SEC rules, the amounts in this column reflect the dollar amounts to be recognized for financial statement reporting purposes with respect to the twelve-month period ended December 31, 2019 in accordance with ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the market price of the underlying shares at the grant date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock-based compensation” and Note 3—”Significant Accounting Policies” and Note 7—”Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2019, included in the 2019 Annual Report.
(3)	Mr. Brown resigned as our chief financial officer on May 31, 2019.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into agreements with each of our Named Executive Officers. A description of each of these agreements follows.

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Brian Murphy

On October 13, 2016, we entered into an employment agreement with Mr. Murphy, effective as of the same date. Under the terms of the employment agreement, the term of Mr. Murphy’s employment as the chief executive officer of the Company is three years unless earlier terminated. The employment agreement expired on October 13, 2019. After that date, Mr. Murphy became an employee at will.

Under the employment agreement, Mr. Murphy was entitled to an annual base salary of $181,000 less applicable payroll deductions and tax withholdings for all services rendered by him under the employment agreement. Notwithstanding the foregoing, his base salary was automatically increased to: (i) $200,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generated gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $1,000,000; and (ii) $225,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generated gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $2,000,000.

Pursuant to the employment agreement, commencing in 2017, Mr. Murphy was eligible to receive an annual bonus (“Performance Bonus”) during each year of the term of the agreement. For 2018 and 2019, Mr. Murphy was eligible to receive a target bonus in an amount of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy has met performance criteria for the year, as determined in good faith by the Board, which shall be paid in the calendar year after the calendar year to which the Performance Bonus relates within thirty (30) days of our issuance of our audited financial statements on Form 10-K. In 2018 and 2019, Mr. Murphy received a target bonus in an amount of $50,000 and $57,500, respectively.

Mr. Murphy’s employment agreement also contained certain noncompetition, non-solicitation, non-disparagement, confidentiality and assignment of work product requirements for Mr. Murphy.

On November 1, 2018, the compensation committee voted to increase Mr. Murphy’s annual base salary to $231,000 per year and a discretionary annual bonus of $100,000 to be decided by the compensation committee annually. Upon expiration of the employment agreement on October 13, 2019, Mr. Murphy became an employee at will.

In addition, Mr. Murphy is eligible to receive certain stock options, restricted stock, stock appreciation rights or similar stock-based rights granted to Mr. Murphy as set forth separately in applicable award agreements.

On December 31, 2019, the Compensation committee approved a performance bonus of $57,500.

Stephen Brown

Mr. Brown’s salary and bonus was determined by the chairman of the Board with consultation from members of the Board.

Mr. Brown resigned as our chief financial officer on May 31, 2019. On July 1, 2019, we entered into a consulting agreement with The Mcguffin Group LLC, pursuant to which Mr. Brown was entitled to $12,500 per month paid monthly for his services as a finance consultant. He was also entitled to an annual bonus consistent with bonuses received by consultant in previous years. Either we or Mr. Brown may terminate this agreement upon a 60-day written notice.

Retirement, Health, Welfare and Additional Benefits

All of our Named Executive Officers are eligible to participate in our employee benefit plans and programs, including medical benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

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2004 Global Share Option Plan

In November 2004, our Board adopted the 2004 Global Share Option Plan, pursuant to which 400,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants and other service providers. The purpose of the 2004 Global Share Option Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees, to encourage a sense of proprietorship and stimulate an active interest of such persons in our development and financial success. The 2004 Global Share Option Plan which was administered by our Board expired on February 28, 2014.

NanoVibronix, Inc. 2014 Long-Term Incentive Plan

On February 28, 2014, our stockholders approved the NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”), which was adopted by our Board on February 19, 2014.

Under the 2014 Plan, we originally reserved a total of five million (5,000,000) shares of our common stock for issuance pursuant to awards to key employees, key contractors, and non-employee directors, of which, the maximum number of shares of common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was one million (1,000,000) shares. On May 7, 2014, we effected a one-for-seven reverse stock split of our common stock. Consequently, the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan was reduced to seven hundred fourteen thousand two hundred eighty-six (714,286) shares, and the maximum number of shares of our common stock covered by awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was reduced to one hundred forty-two thousand eight hundred fifty-seven (142,857) shares. On June 13, 2018, the stockholders approved an amendment to the 2014 Plan to increase the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan by an additional seven hundred and fifty thousand (750,000) shares of our common stock to one million four hundred sixty-four thousand two hundred eighty-six (1,464,286) shares.

On June 13, 2019, the stockholders approved a second amendment to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by four hundred thousand (400,000) shares of our common stock, to a total of one million eight hundred and sixty-four thousand two hundred eighty- six (1,864,286) shares of our common stock and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was increased to three hundred twenty-four thousand fourteen (324,214).

The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock. We have reserved a total of 1,864,286 shares of our common stock for awards under the 2014 Plan, 100% of which may be delivered pursuant to incentive stock options.

The purpose of the 2014 Plan is to provide an incentive to attract and retain services of key employees, key contractors, and outside directors whose services are considered valuable, to encourage a sense of proprietorship and to stimulate active interest of such persons in our development and financial success. The 2014 Plan is intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the 2014 Plan in order to accommodate local regulations in foreign countries that do not correspond to the scope of the 2014 Plan. Unless terminated earlier by the Board, the 2014 Plan will expire on February 19, 2024. As of December 31, 2019, there were 175,154 options available for future issuance under the 2014 Plan.

Description of the 2014 Plan

Purpose. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

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Effective Date and Expiration. The 2014 Plan was originally approved by our Board on February 19, 2014, and became effective upon stockholder approval on February 28, 2014. The 2014 Plan will terminate on February 19, 2024, unless sooner terminated by our Board. No award may be made under the 2014 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan is one million eight hundred and sixty-four thousand two hundred eighty- six (1,864,286) shares, of which 100% may be delivered pursuant to incentive stock options. Subject to certain adjustments, with respect to any participant who is an officer of our company and subject to Section 16 of the Exchange Act, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of three hundred fifty four thousand two hundred fourteen (354,214) shares may be granted in any one year in the form of stock options or stock appreciation rights to such participant.

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan is administered by the compensation committee of our Board (the “Committee”). At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2014 Plan; establish and revise rules and regulations relating to the 2014 Plan and any sub-plans, including, without limitation, any sub-plans for awards made to participants who are not residents of the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of the Record Date, we ha10 employees, 3 contractors, and 5 directors who would be eligible for awards under the 2014 Plan.

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Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options of the Named Executive Officer at December 31, 2019. This table includes unexercised and unvested options awards. Each outstanding award is shown separately.

	Option Awards
		Number of		Number of
		Securities		Securities
		Underlying		Underlying		Option
		Unexercised		Unexercised		Exercise	Option
	Date of	Options (#)		Options (#)		Price	Expiration
Name	Grant	Exercisable		Unexercisable		($)	Date

Brian Murphy	November 14, 2016	137,250	(2)	45,840	(6)	6.00	November 14, 2026
	August 14, 2018	75,000	(3)	-		4.75	August 14, 2026

Stephen Brown (1)	March 25, 2015	61,000	(4)	-		2.57	March 28, 2025
	August 14, 2018	22,500	(5)	-		4.75	August 14, 2026

(1) Mr. Brown resigned as of May 31, 2019.

(2) These options vested 33% on November 14, 2017, 33% on November 14, 2018 and 33% on November 14, 2019.

(3) These options vested 50% on November 1, 2018 and 50% on November 1, 2019.

(4) These options vested 33% on March 25, 2016, 33% on March 25, 2017 and 33% on March 25, 2018.

(5) These options vested 50% on November 1, 2018 and 50% on November 1, 2019.

(6) These options vest on November 14, 2020.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2019 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,224,151		$3.29	—
Equity compensation plans not approved by security holders	332,181	(2)	4.83	—
Total	1,556,332		$3.62	—

(1)	Represents shares available for issuance under the 2014 Plan.
(2)	Represents 57,143 shares of common stock issuable upon conversion of Series C Preferred Stock granted to AYTA Consulting, LLC, a consultant to us, in the form of a Series C Preferred Stock award, 183,359 shares of common stock issuable upon exercise of options granted to Brian Murphy and 91,679 shares of common stock issuable upon exercise of options granted to Christopher Fashek.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of June 12, 2020 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the Named Executive Officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523. As of June 12, 2020, we had 4,313,764 shares of common stock, 2,993,142 shares of Series C Preferred Stock, 303,782 shares of Series D Preferred Stock and 1,715,000 shares of Series E Preferred outstanding. In addition to the shares of common stock reported below, as described in the footnotes below the table, six stockholders beneficially own 100% of our issuable and issued Series C Preferred Stock and three stockholders beneficially own 100% of our issuable and issued Series E Preferred Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding (1)
5% Owners
IDT Corporation (2)	461,478	(3)	9.9%
Paul Packer (4)	473,987	(5)	9.9%
Orin Hirschman (6)	439,603	(7)	9.9%
Kennedy Capital Management, Inc. (8)	320,682	(9)	7.0%

Officers and Directors

Stephen Brown	83,500	(10)	1.9%
Harold Jacob, M.D.	244,257	(11)	5.5%
Martin Goldstein, M.D.	176,917	(12)	3.9%
Michael Ferguson	116,250	(13)	2.6%
Thomas R. Mika	124,583	(14)	2.8%
Christopher Fashek	163,759	(15)	3.7%
Brian Murphy	212,519	(16)	4.7%
All directors and executive officers as a group (6 persons)	1,038,285		19.8%

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* Represents ownership of less than 1%.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of June 12, 2019. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	IDT Corporation’s address is 520 Broad Street, Newark, New Jersey 07102.

(3)	Comprised of (i) 155,838 shares of common stock and (ii) 305,640 shares of common stock that may be issued upon the conversion of an equal number of shares of Series C Preferred Stock held by an affiliate of IDT Corporation. Does not include 348,657 shares of Series C Preferred Stock, which IDT Corporation also holds. These shares of Series C Preferred Stock are excluded, even though the terms of the Series C Preferred Stock allow for conversion into common stock and voting on an as if converted basis with the common stock, because these rights are prohibited if their exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock. Does not include 533,334 shares of common stock that may be purchased by IDT Corporation upon the exercise of warrants. These shares of common stock are excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock.

(4)	Mr. Packer’s address is 805 Third Avenue, 15th Floor, New York, NY 10022.

(5)	Based on information contained in Schedule 13G filed on February 14, 2020, and comprised of 30,286 shares of common stock that may be purchased upon the exercise of stock options held by Mr. Packer and 443,701 shares of common stock beneficially owned or common stock issuable upon conversion of Series C Preferred Stock or Series D Convertible Preferred Stock beneficially owned by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis International Investments L.L.C., Globis Asia, L.P., AYTA Consulting, LLC or Mr. Packer.

Does not include certain shares of (i) common stock issuable upon conversion of Series C Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, (ii) common stock that may be purchased upon exercise of the warrants to purchase common stock or (iii) common stock issuable upon conversion of Series C Preferred Stock and Series E Preferred Stock that may be purchased upon exercise of the warrants to purchase preferred stock held by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis International Investments L.L.C., Globis Asia, L.P., AYTA Consulting, LLC or Mr. Packer, which Mr. Packer also beneficially owns. These shares of common stock issuable upon conversion of the Series C Preferred Stock and the Series E Preferred Stock are excluded, even though the terms of the Series C Preferred Stock and Series E Preferred Stock allow for conversion into common stock and voting on an as if converted basis with the common stock, because these rights are prohibited if the exercise of such conversion or voting rights will result in the holder having beneficial ownership of more than 9.99% of our common stock. Each share of Series E Preferred Stock is entitled to the number of votes equal to the number of shares of common stock equal to the voting ratio equal to $2.00 divided by $3.53. Each share of Series E Preferred Stock is convertible into one share of common stock. These shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock are excluded because the terms of the Series D Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 9.99% of our common stock. These shares of common stock that may be purchased upon warrants to purchase common stock or preferred stock are excluded because the warrants and the terms of the preferred stock contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock.

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Mr. Packer is the managing member of Globis Capital Advisors, L.L.C., which is the general partner of Globis Capital Partners, L.P. Mr. Packer is the managing member of Globis Capital, L.L.C., which is the general partner of Globis Capital Management, L.P., which is the investment manager of Globis Overseas Fund, Ltd. and Globis Capital Partners, L.P. Mr. Packer is also the managing member of Globis International Investments L.L.C, and Globis Asia LP. Mr. Packer is deemed to have beneficial ownership of the shares held by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis Asis LP. and Globis International Investments L.L.C. Mr. Packer also controls, and is deemed to have beneficial ownership of the shares held by, AYTA Consulting, LLC.

(6)	Mr. Hirschman’s address is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(7)	Based on information contained in Schedule 13G filed on February 14, 2020. Comprised of (i) 5,911 shares of common stock held by Mr. Hirschman, (ii) 1,299 shares of common stock that may be purchased upon the exercise of warrants held by Mr. Hirschman, (iii) 70,803 shares of common stock held by AIGH Investment Partners LLC, of which Mr. Hirschman serves as president, (iv) 251,590 shares of common stock beneficially owned or common stock issuable upon conversion of Series C Preferred Stock or Series E Preferred Stock held by AIGH Investment Partners L.P., of which Mr. Hirschman serves as general partner, (v) 82,500 shares owned by Emerging Manager Onshore Fund LLC of which Mr. Hirschman serves as general partner and (vi) 27,500 shares owned by WVP Emerging Manager Onshore Fund LLC of which Mr. Hirschman serves as general partner.

Does not include certain shares of (i) common stock issuable upon conversion of Series D Convertible Preferred Stock and Series E Preferred Stock, (ii) common stock that may be purchased upon exercise of the warrants to purchase common stock or (iii) common stock issuable upon conversion of Series C Preferred Stock that may be purchased upon exercise of the warrants to purchase preferred stock held by AIGH Investment Partners, L.P., AIGH Investment Partners LLC, Emerging Manager Onshore Fund LLC, and WVP Emerging Manager Onshore Fund LLC, which Mr. Hirschman also beneficially owns. These shares of common stock issuable upon conversion of the Series C Preferred Stock, and Series E Preferred Stock are excluded, even though the terms of the Series C Preferred Stock and the Series E Preferred Stock allow for conversion into common stock and voting on an as if converted basis with the common stock, because these rights are prohibited if the exercise of such conversion or voting rights will result in the holder having beneficial ownership of more than 9.99% of the issuer’s common stock. Each share of Series E Preferred Stock is entitled to the number of votes equal to the number of shares of common stock equal to the voting ratio equal to $2.00 divided by $3.53. Each share of Series E Preferred Stock is convertible into one share of common stock. These shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock are excluded because the terms of the Series D Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 9.99% of our common stock. These shares of common stock that may be purchased upon warrants to purchase common stock or preferred stock are excluded because the warrants and the terms of the preferred stock contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock.

(8)	Kennedy Capital Management, Inc.’s address is 10829 Olive Blvd. St. Louis, MO 63141.

(9)

Based on information contained in Schedule 13G filed on February 13, 2020. Represents 320,682 shares of common stock held by Kennedy Capital Management, Inc. Does not include 159,199 shares of common stock that may be purchased by Kennedy Capital Management, Inc. upon the exercise of warrants, which have been excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 4.99% of our common stock.

(10)	Comprised of 83,500 shares of common stock that may be purchased by Mr. Brown upon exercise of stock options that are exercisable within 60 days.

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(11)	Comprised of (i) 64,178 shares of common stock held by Medical Instrument Development Inc., an entity controlled by Dr. Jacob, (ii) 25,662 shares of common stock held by Dr. Jacob, and (iii) 154,417 shares of common stock that may be purchased by Dr. Jacob upon the exercise of stock options.

(12)	Comprised of 176,917 shares of common stock that may be purchased by Dr. Goldstein upon exercise of stock options that are currently exercisable or exercisable within 60 days.

(13)	Comprised of 116,250 shares of common stock that may be purchased by Mr. Ferguson upon exercise of stock options that are exercisable within 60 days.

(14)	Comprised of 124,583 shares of common stock that may be purchased by Mr. Mika upon exercise of stock options that are exercisable within 60 days.

(15)	Comprised of 25,000 shares of common stock owned, 25,000 shares of common stock that may be purchased by Mr. Fashek upon exercise of Warrants to purchase stock and 113,759 shares of common stock that may be purchased by Mr. Fashek upon exercise of stock options that are exercisable within 60 days.

(16)	Comprised of 212,519 shares of common stock that may be purchased by Mr. Murphy upon exercise of stock options that are exercisable within 60 days.

REPORT OF THE AUDIT COMMITTEE

The audit committee assists the Board in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent public accountants at least once each quarter. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the audit committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2019, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP.

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The audit committee has reviewed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, “Communication with audit committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Marcum LLP, matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum LLP, to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the audit committee concerning independence. The audit committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the audit committee recommended to the Board that the audited financial statements be included in NanoVibronix, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

AUDIT COMMITTEE

Thomas Mika, Chair Michael Ferguson Christopher Fashek

The Report of the audit committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that we specifically incorporate this information by reference.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

On April 19, 2018, the audit committee of the Board decided not to renew the engagement of Kost Forer Gabbay & Kasierer (“KFG&K”), a member firm of Ernst & Young Global, and approved the engagement of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. In connection with the selection of Marcum LLP, also on April 27, 2018, the Audit Committee informed Kost Forer Gabbay & Kasierer, a member firm of Ernst & Young Global, that it was dismissed as the Company’s independent registered public accounting firm as of the date thereof.

Prior to the appointment of Marcum, neither the Company nor anyone on its behalf had consulted with Marcum with respect to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any other matter or reportable event listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Marcum LLP for the year ended December 31, 2019 and 2018:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit fees	$130,000	$108,500
Audit-related fees	$-	$-
Tax fees	$—	$-
All other fees	$15,000	$—
Total	$145,000	$108,500

Audit Fees. This category includes the fees related to the audit of our annual financial statements and the review of our interim quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

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Audit-Related Fees. This category typically consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Marcum LLC other than the services reported in the categories above.

A representative of Marcum LLP will be present telephonically at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Under the audit committee’s pre-approval policies and procedures, the audit committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the audit committee pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the audit committee. In addition, the audit committee sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the audit committee or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the audit committee or its designee.

The audit committee has delegated pre-approval authority to the audit committee chairman and any pre-approved actions by the audit committee chairman as designee are reported to the audit committee for approval at its next scheduled meeting.

All of the services rendered by Marcum LLC were pre-approved by the audit committee.

The Board considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock and Series C Preferred Stock entitled to vote represented in person or by proxy at the Annual Meeting is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board recommends a vote FOR the ratification of Marcum LLP as our independent public accounting firm for the 2020 fiscal year.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing no later than February 15, 2021, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to the attention of Secretary, at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523.

Stockholders wishing to nominate a director or submit proposals to be presented directly at our next annual meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523, no earlier than April 13, 2021 and no later than the close of business on May 13, 2021. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

A copy of our 2019 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to NanoVibronix, Inc., Attention: Chief Executive Officer, 525 Executive Blvd, Elmsford, NY 10523.

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NANOVIBRONIX, INC.
525 EXECUTIVE BLVD.
ELMSFORD, NY 10523

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/10/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Brian Murphy
02) Christopher Fashek
03) Martin Goldstein, M.D.
04) Harold Jacob, M.D.
05) Michael Ferguson
06) Thomas R. Mika

The Board of Directors recommends you vote FOR proposal 2:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

NANOVIBRONIX, INC.
Annual Meeting of Shareholders
August 11, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Brian Murphy and Stephen Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock or preferred stock of NANOVIBRONIX, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., New York Time, on August 11, 2020, at 421 Seventh Avenue, Suite 501, New York, New York 10001 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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